CELEBRATING OUR SUCCESS!

75

Investor Presentation

September 2024

75 bel

POWER | PROTECT | CONNECT

Safe Harbor Statement

The Company's consolidated operating results are affected by a wide variety of factors that could materially and adversely affect revenues and profitability, including the risk factors described in Item 1A of our 2023 Annual Report on Form 10-K. As a result of these and other factors, the Company may experience material fluctuations in future operating results on a quarterly or annual basis, which could materially and adversely affect its business, consolidated financial condition, operating results, and common stock prices. Furthermore, this document and other documents filed by the Company with the Securities and Exchange Commission ("SEC") contain certain forward-looking statements under the Private Securities Litigation Reform Act of 1995 ("Forward-Looking Statements") with respect to the business of the Company. Forward-Looking Statements are necessarily subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from these statements.

Forward-Looking Statements can be identified by such words as "anticipates," "believes," "plan," "assumes," "could," "should," "estimates," "expects," "intends," "potential," "seek," "predict," "may," "will" and similar references to future periods. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial conditions, operations, costs, plans and objectives are Forward-Looking Statements. These Forward-Looking Statements are subject to certain risks and uncertainties, including those detailed in Item 1A of our 2023 Annual Report on Form 10-K, which could cause actual results to differ materially from these Forward-Looking Statements. The Company undertakes no obligation to publicly release the results of any revisions to these Forward-Looking Statements which may be necessary to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Any Forward-Looking Statement made by the Company is based only on information currently available to us and speaks only as of the date on which it is made.

bel + ENERCON TECHNOLOGIES LTD

Superior service and advanced technologies at the highest quality standard

Market leading, reliable power solutions for customers' mission-critical applications

Transaction Details

Bel Fuse Inc. ("Bel") Announces Agreement to Acquire Enercon Technologies Ltd. ("Enercon")

Value	Bel has entered into an agreement to acquire Enercon based on a current Enterprise Value of $400 million[1] on a cash-free, debt-free basis $10 million earnout contingent on 2025 and 2026 EBITDA performance ($5 million earnout per year)
Structure	Bel will purchase an 80% stake upfront for $320 million (subject to customary adjustments) in cash Bel intends to acquire the remaining 20% equity stake Potential to acquire remaining stake by early 2027
Financing	The initial 80% purchase is expected to be financed through upsizing Bel's existing revolver and existing cash on hand Expected cash/T-bills balance of $60-70 million at close, and net leverage under 2.00x within one quarter of close, as T-Bills mature
Transaction Close	Q4 2024 expected close, subject to customary closing conditions including receipt of certain regulatory approvals Enercon will operate independently under Bel's Power Solutions & Protection Group

1. Under the terms of the Share Purchase Agreement, actual cash payment will be subjected to final adjustments

A Highly Strategic and Transformative Acquisition

Transformational	- Significantly expands exposure to **higher-margin Aerospace & Defense** market - **Global footprint** with combined $671 million LTM Q2'24 revenue - **Diversifies** product offerings and end markets
Strategic	- **Highly complementary and differentiated** technologies and product portfolios - Broadens exposure to select international markets with high growth trends - Adds experienced and successful management and engineering teams
Value Accretive	- Potential **cross selling** opportunities in the future - Consistent **revenue growth** and **margin expansion** - **Accretive** to Bel's GAAP net earnings within one year post-close; Immediately accretive to Bel's non-GAAP net earnings - High cash flow target will enable significant deleveraging over 18 – 24 months

Source: Company Financials

Enercon Overview

Business Overview

- Advanced power conversion and networking solutions for aerospace and defense markets
- Highly-customized (high mix, low volume) solutions
- Headquartered in Netanya, Israel with sites in New Hampshire, USA and Haryana, India

2024E Revenue Breakdown

By End Market



Aerospace
7%
Defense
93%

By Region



North America
49%
Israel
40%
RoW
11%

Key Forecast Items – Full Year 2024

$120mm
Revenue

$31mm
Net Income

45%
Gross Margin

$38mm
Adj. EBITDA

1,500+
Programs

350+
Customers

Enercon's Products and Applications

Power Solutions

- Full range of power conversion products (DC/DC, AC/DC etc.)
- Converters, inverters and power supplies



Power Management

- Power Distribution Unit (PDU) solutions
- Customizable circuits designed to meet a wide range of power needs



Networking Solutions

- Networking solutions including switches, routers, and media converters
- USB hubs, storage, and PoE
- I/O boards



Applications / Domains

Air | Ground | Sea | Soldier

Blue-Chip Customer Base Across USA and Israel

Source: Company website and materials

A Global Platform with Robust Capabilities

<table>
<tr><th></th><th>bel</th><th>ENERCON TECHNOLOGIES LTD</th><th>bel + ENERCON TECHNOLOGIES LTD</th></tr>
<tr><td>LTM Q2'24 Revenue</td><td>$560 million</td><td>$111 million</td><td>$671 million</td></tr>
<tr><td>Product Families</td><td>Power & Protection, Connectivity, and Magnetic Solutions</td><td>Power Conversion, Power Management, and Networking Solutions</td><td>Full suite of products and solutions that power, protect and connect electronic circuits</td></tr>
<tr><td>LTM Q2'24 Revenue by End Market</td><td>
Networking 26%
Industrial 15%
Aerospace 9%
Defense 8%
Rail 5%
E-Mobility 4%
Distribution 33%</td><td>
Aerospace 8%
Defense 92%</td><td>
Networking 22%
Defense 22%
Industrial 12%
Aerospace 9%
Rail 5%
E-Mobility 3%
Distribution 27%</td></tr>
<tr><td>LTM Q2'24 Profitability</td><td>37% Gross margin, 19% Adj. EBITDA margin</td><td>46% Gross margin, 33% Adj. EBITDA margin</td><td>Enercon is expected to be additive to Bel's historical margin profile</td></tr>
</table>

Establishes Presence in Aerospace and Defense Market within Bel's Power segment

Source: Company website and financials

Enercon will more than double Bel's presence in the higher-margin aerospace and defense markets, enhancing our financial profile, expanding our product portfolio and diversifying our customer base

Appendix

Reconciliation of GAAP Net Earnings to EBITDA and Adj EBITDA

(in thousands, unaudited)

	Trailing 12-Month Period Ended June 30, 2024		Forecast[1] Full Year 2024
	Bel	Enercon[2]	Enercon Only
GAAP Net sales	**559,987**	**110,684**	**120,000**
GAAP Net earnings	**66,164**	**24,587**	**30,927**
Interest expense	1,809	2,352	-
Provision for income taxes	14,339	5,955	5,891
Depreciation and amortization	13,864	2,966	1,671
Other adjustments[3]	-	62	-
EBITDA	**96,176**	**35,922**	**38,489**
% of net sales	*17.2%*	*32.5%*	*32.1%*
Unusual or special items:			
Restructuring charges	6,602	-	-
Gain on sale of Czech Republic business	135	-	-
Gain on sale of property	(147)	-	-
MPS litigation costs	260	-	-
Loss on liquidation of foreign subsidiary	2,724	-	-
Adjusted EBITDA	**105,750**	**35,922**	**38,489**
% of net sales	*18.9%*	*32.5%*	*32.1%*

Non-GAAP Financial Measures

(1) The supplementary information included in this presentation for full year 2024 is forecasted and subject to change. Full year 2024 Enercon forecast assumes no debt held or interest expense incurred at the Enercon level. All incremental debt will be held at the Bel Fuse Inc. level. Enercon standalone full year 2024 forecast does not take into account any adjustments related to purchase accounting that will need to be made upon completion of the transaction.

(2) Historical results trailing-twelve months ended June 30, 2024 shown represent 100% of Enercon business. These historical actual results include interest expense related to debt held at the Enercon level under Fortissimo ownership during that period. Enercon standalone historical period does not take into account any adjustments related to purchase accounting that will need to be made upon completion of the transaction.

(3) Relates to change in fair value of contingent consideration related to prior acquisition by Enercon.

Note: In this investor presentation and supplemental information, we have included Non-GAAP financial measures, including EBITDA and Adjusted EBITDA. We present results adjusted to exclude the effects of certain specified items and their related tax impact that would otherwise be included under GAAP, to aid in comparisons with other periods. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We use these non-GAAP measures to compare the Company's performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. We also use non-GAAP measures in determining incentive compensation. See the section above captioned "Non-GAAP Financial Measures" for additional information.

Non-GAAP Financial Measures

The Non-GAAP financial measures identified in this investor presentation as well as in the supplementary information to this investor presentation (EBITDA and Adjusted EBITDA) are not measures of performance under accounting principles generally accepted in the United States of America ("GAAP"). These measures should not be considered a substitute for, and the reader should also consider, income from operations, net earnings, earnings per share and other measures of performance as defined by GAAP as indicators of our performance or profitability. Our non-GAAP measures may not be comparable to other similarly-titled captions of other companies due to differences in the method of calculation. We present results adjusted to exclude the effects of certain unusual or special items and their related tax impact that would otherwise be included under U.S. GAAP, to aid in comparisons with other periods. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We use these non-GAAP measures to compare the Company's performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. We also use non-GAAP measures in determining incentive compensation. For additional information about our use of non-GAAP financial measures in connection with our Incentive Compensation Program for 2023, please see the Executive Compensation discussion appearing in our Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2024.

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